UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 31, 2003

Advance Auto Parts, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5673 Airport Road, Roanoke, Virginia                                                         24012

(Address of principal executive offices)                                                                                              (Zip Code)

Registrant’s telephone number, including area code            (540) 362-4911

(Former name or former address, if changed since last report.)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.    Financial Statements and Exhibits.

(a)	Exhibits.

Exhibit Number

99.1	Press Release of Advance Auto Parts, Inc., dated January 30, 2003

Item 9.    Regulation FD Disclosure.

On January 30, 2003, Advance Auto Parts, Inc. (“Advance”) issued a press release which, among other things, discloses that Advance successfully defended itself against an antitrust lawsuit filed by a group of warehouse distributors and jobbers. The press release is incorporated herein to this Form 8-K by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)
Date: January 31, 2003	/s/ JEFFREY T. GRAY
(Signature)* Jeffrey T. Gray Senior Vice President, Controller and Assistant Secretary

*Print name and title of the signing officer under his signature.

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press Release of Advance Auto Parts, Inc., dated January 30, 2003